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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2000


                               Aries Ventures Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                0-14136              84-0987840
---------------         ------------        ----------------
(State or other         (Commission         (I.R.S. Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


28720 Canwood Street, Suite 207, Agoura Hills, California   91301
--------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (818) 879-6501


                                  Casmyn Corp.
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On April 28, 2000, Casmyn Corp. changed its name to Aries Ventures Inc. and reincorporated from Colorado to Nevada, in accordance with the its Second Amended Chapter 11 Plan of Reorganization, which was confirmed by the United States Bankruptcy Court on March 31, 2000 and became effective on April 11, 2000.

         The Articles of Incorporation of Aries Ventures Inc., a Nevada corporation, as filed with the State of Nevada on April 21, 2000, are attached hereto as Exhibit 3.1. The Articles and Plan of Merger of Casmyn Corp., a Colorado corporation, and Aries Ventures Inc., a Nevada corporation, as filed separately with the States of Nevada and Colorado on April 28, 2000, are attached hereto as Exhibit 3.2. The Bylaws of Aries Ventures Inc., a Nevada corporation, as adopted by the Board of Directors on April 28, 2000, are attached hereto as Exhibit 3.3.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

         (c)   Exhibits:

Exhibit
Number         Description
------         -----------


3.1 Articles of Incorporation of Aries Ventures Inc., a Nevada corporation,, as filed with the State of Nevada on April 21, 2000.

3.2 Articles and Plan of Merger of Casmyn Corp., a Colorado corporation, and Aries Ventures Inc., a Nevada corporation, as filed separately with the States of Nevada and Colorado on April 28, 2000.

3.3 Bylaws of Aries Ventures Inc., a Nevada corporation, as adopted on April 28, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Aries Ventures Inc.
                                                ------------------------
                                                      (Registrant)




Date:  May 22, 2000                       By:  /s/ ROBERT N. WEINGARTEN
                                             -----------------------------
                                               Robert N. Weingarten
                                               Chief Financial Officer


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